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                                                                    EXHIBIT 23.2
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this registration statement of T REIT, Inc. on Form S-11 of our report dated February 10, 1999, appearing in the Prospectus, which is part of this registration statement.

We also consent to the reference to use under the heading "Experts" in such Prospectus.




                                                  HASKELL & WHITE LLP



Newport Beach, California
April 26, 1999